WISDOMTREE TRUST

Supplement Dated December 16, 2013

to the currently effective Summary Prospectus, and

Statutory Prospectus (together, the “Prospectuses”) and Statement of Additional Information (“SAI”) for the

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund

The following information supplements and should be read in conjunction with the Prospectuses and SAI listed above for the WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund (the “Fund”).

Shares of the Fund are not currently available for purchase on the secondary market; however, it is anticipated that shares will be available for purchase on or about December 18, 2013.

If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-028-1013